                                                                EXHIBIT 99.4


                         NOTICE OF GUARANTEED DELIVERY

                                 For Tender of

               8-7/8% Senior Discount Notes Due January 15, 2006

                             CUSIP No. 55272T-AB-7

                                       of

                        MFS COMMUNICATIONS COMPANY, INC.

                                In Exchange for

                    8-7/8% Senior Notes Due January 15, 2006

                                       of

                                 WORLDCOM, INC.

                        and Related Consent Solicitation

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THE EXCHANGE OFFER (AS DEFINED BELOW) WILL EXPIRE AT 11:59 P.M., NEW YORK CITY
TIME, ON ___________, 1997, UNLESS EXTENDED (SUCH TIME AND DATE AS EXTENDED, THE "EXPIRATION DATE"). TENDERS OF MFS 2006 NOTES MAY NOT BE WITHDRAWN (AND THE RELATED CONSENTS THEREBY REVOKED) AT ANY TIME AFTER 11:59 P.M., NEW YORK CITY TIME, ON ______________, 1997, UNLESS THE EXCHANGE OFFER IS EXTENDED AND
CONTAINS NEW TERMS MATERIALLY ADVERSE TO THE TENDERING HOLDERS THEREOF.
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     This form, or one substantially equivalent hereto, must be used by a Holder of 8-7/8% Senior Discount Notes due January 15, 2006 ("MFS 2006 Notes") of MFS Communications Company, Inc. ("MFS") who wishes to tender MFS 2006 Notes, and thereby consent to certain proposed amendments to the indenture under which such notes were issued (the "Proposed Amendments") as described in the Prospectus and Consent Solicitation, dated ____________, 1997 (the "Prospectus"), pursuant to the guaranteed delivery procedures described in the Prospectus under the heading "The Exchange Offers -- Procedures for Tendering -- Guaranteed Delivery Procedures," relating to the offer (the "Exchange Offer") by WorldCom, Inc. ("WorldCom") to exchange its 8-7/8% Senior Notes due January 15, 2006, for MFS 2006 Notes and in Instruction 2 to the related Letter of Transmittal and Consent (the "Letter of Transmittal"). Any Holder who wishes to tender MFS 2006 Notes pursuant to such guaranteed delivery procedures must ensure that Harris Trust and Savings Bank, as Exchange Agent (the "Exchange Agent"), receives such form, and any other required documents, on or prior to the Expiration Date. Such form may be sent to the Exchange Agent by facsimile transmission, mail or hand delivery, and must include a guarantee by an Eligible Institution (as defined below) in the form set forth at the end of this Notice of Guaranteed Delivery. All capitalized terms used and not defined herein have the meanings ascribed to them in the Prospectus.

        Delivery To:      Harris Trust and Savings Bank, Exchange Agent

By Registered or Certified   By Overnight or Hand     By Facsimile Transmission:
       Mail:                       Delivery:
   Harris Trust and             Harris Trust and      (212) 701-7636
     Savings Bank                 Savings Bank
c/o Harris Trust Company     c/o Harris Trust Company
     of New York                  of New York
    P.O. Box 1010               77 Water Street       Confirm by Telephone:
 Wall Street Station               4th Floor
  New York, NY 10268           New York, NY 10004     (212) 701-7624


          Questions regarding the Exchange Offer or completion of this Notice of Guaranteed Delivery should be directed to MacKenzie Partners, Inc., the Information Agent for the Exchange Offer, at (800) 322-2885 (toll free).

          DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the undersigned hereby tenders to WorldCom and consents to the Proposed Amendments with respect to the principal amount at stated maturity of MFS 2006 Notes specified below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the related Letter of Transmittal.

     Listed below are the MFS 2006 Notes to which this Notice of Guaranteed Delivery relates. If the space provided below is inadequate, the certificate numbers and principal amount at stated maturity of MFS 2006 Notes are listed on a separate signed schedule affixed hereto.

------------------------------------------------------------------------------------------------------
DESCRIPTION OF MFS 2004 NOTES                              (1)                          (2)
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                                                                                     Aggregate
                                                                                      Principal
          Name(s) and Address(es) of Holder(s)           Certificate              Amount at Stated
              (Please fill in, if blank)                  Number(s)*                Maturity of
                                                                                  MFS 2006 Note(s)
                                                                                    Tendered by
                                                                                Guaranteed Delivery
                                                                                    Procedures
------------------------------------------------------------------------------------------------------
                                                         ---------------------------------------------

                                                         ---------------------------------------------

                                                         ---------------------------------------------

                                                         ---------------------------------------------
                                                         Total
------------------------------------------------------------------------------------------------------

   * Need not be completed if MFS 2006 Notes will be tendered by book-entry transfer in accordance with the instructions contained in the Letter of Transmittal.


   If MFS Notes will be tendered by book-entry transfer through The Depository Trust Company, the Depository Trust Company Account Number shall be:
   _________________


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     All authority herein conferred or deemed to be conferred hereby shall  not be affected by and shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.
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                                       2

                            PLEASE SIGN AND COMPLETE

Name of Holder: _______________________________________________________________

Signature(s): _________________________________________________________________

            : _________________________________________________________________


Name(s) (please print): _______________________________________________________

Address: ______________________________________________________________________

         ______________________________________________________________________

         ______________________________________________________________________


Area Code and Telephone Number: _______________________________________________

Date: _________________________________________________________________________


                                   GUARANTEE

                    (Not to be used for signature guarantee)

     The undersigned, a firm that is a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office correspondent in the United States or any "eligible guarantor" institution within the meaning of Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, hereby guarantees to deposit with the Exchange Agent, at one of its addresses set forth above, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, together with certificates evidencing the MFS 2006 Notes tendered hereby or timely confirmation of the book-entry transfer of the MFS 2006 Notes into the Exchange Agent's account at the book-entry transfer facility described in the Prospectus under the caption "The Exchange Offers -- Procedures for Tendering" and in the Letter of Transmittal, and any other documents required by the Letter of Transmittal, all by 11:59 p.m., New York City time, within two New York Stock Exchange, Inc. trading days after the Expiration Date.



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                                   SIGN HERE
Name of Firm: _________________________________________________________________

Authorized Signature: _________________________________________________________

Name (please print): __________________________________________________________

Title:_________________________________________________________________________

Address: ______________________________________________________________________

         ______________________________________________________________________

         ______________________________________________________________________

Area Code and Telephone Number: _______________________________________________

Date:__________________________________________________________________________

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DO NOT SEND MFS NOTES WITH THIS FORM. ACTUAL SURRENDER OF MFS NOTES MUST BE MADE
PURSUANT TO, AND ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER
OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

          1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery (or facsimile thereof) and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service, properly insured. In all cases sufficient time should be allowed to assure timely delivery.

          2. SIGNATURES ON THIS NOTICE OF GUARANTEED DELIVERY. If this Notice of Guaranteed Delivery is signed by the Holder(s) of the MFS 2006 Notes specified herein, the signature(s) must correspond with the name(s) as written on the face of the MFS 2006 Notes or on a security position listing with respect thereto without any alteration, enlargement or change whatsoever. If any of the tendered MFS 2006 Notes are held by two or more Holders, all such persons must sign this Notice of Guaranteed Delivery. If any of the tendered MFS 2006 Notes are registered in different names, it will be necessary to complete, sign and submit as many separate Notices of Guaranteed Delivery as there are different registrations.

          If this Notice of Guaranteed Delivery is signed by a person other than the Holder(s) of any MFS 2006 Notes specified herein or a participant of the book-entry transfer facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the Holder(s) appears on the MFS 2006 Notes or signed as the name of the participant shown on the DTC's security position listing.

          If this Notice of Guaranteed Delivery or any bond powers or other instruments of transfer are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person(s) acting in a fiduciary or representative capacity, such person(s) should so indicate when signing and, unless waived by the Company, the Company or Exchange Agent must submit proper evidence satisfactory to the Company of their authority so to act.

          3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of the Prospectus or the applicable Letter of Transmittal or Notice of Guaranteed Delivery should be directed to the Information Agent at the telephone number set forth on the cover hereof or at the address and telephone number set forth on the back cover page of the Letter of Transmittal and on the back cover page of the Prospectus.

                                       4